                                                                 EXHIBIT 10.1(c)


                                   EXHIBIT A

                          CHICAGO MINIATURE LAMP, INC.
                         SPECIAL 1997 STOCK OPTION PLAN

SECTION 1.  PURPOSE

     This Special 1997 Stock Option Plan (the "Plan") is intended as a performance incentive for employees of those Subsidiaries (as hereinafter defined) of CHICAGO MINIATURE LAMP, INC., an Oklahoma corporation (the "Company") whose principal operations are located outside of the United States and Canada, and for certain other individuals providing services to the Company or its Subsidiaries, to enable the persons to whom options are granted hereunder (an "Optionee" or "Optionees") to acquire or increase a proprietary interest in the success of the Company and its Subsidiaries.. The Company intends that this purpose will be effected by the granting of stock options ("Options") under the Plan. As used in the Plan, the term "Subsidiary" shall mean, with respect to the Company, any corporation or other entity, a majority (by number of votes) of whose outstanding equity interests of any class or classes are at the time of determination owned by the Company or by a Subsidiary of the Company, if the holders of such equity interests (a) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, even though the right so to vote has been suspended by the happening of any such contingency, or
(b) are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the issuer thereof, whether or not the right so to vote exists by reason of the happening of a contingency.

SECTION 2.  OPTIONS TO BE GRANTED AND ADMINISTRATION

     2.1 Administration by the Board. This Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have full and final authority to operate, manage and administer the Plan on behalf of the Company. This authority includes, but is not limited to: (i) the power to grant Options conditionally or unconditionally; (ii) the power to prescribe the form or forms of the instruments evidencing options granted under this Plan;
(iii) the power to interpret the Plan; (iv) the power to provide regulations for the operation of the incentive features of the Plan, and otherwise to prescribe regulations for interpretation, management and administration of the Plan; (v) the power to delegate responsibility for Plan operation, management and administration on such terms, consistent with the Plan, as the Board may establish; (vi) the power to delegate to other persons the responsibility for performing ministerial acts in furtherance of the Plan's purpose; and (vii) the power to engage the services of persons or organizations in furtherance of the Plan's purpose, including, but not limited to, banks, insurance companies, brokerage firms and consultants.

     In addition, as to each Option, the Board shall have full and final authority in its discretion: (i) to determine the number of shares subject to each Option; (ii) to determine the time or times at which Options will be granted; (iii) to determine the time or times when each Option shall become exercisable and the duration of the exercise period, which shall not exceed the limitations specified in Section 5.1.1; and (iv) to determine the option price for the shares subject to each Option, which price shall be subject to the applicable requirements, if any, of Section 5.1.4 hereof.

     2.2 Appointment and Proceedings of Committee. The Board may appoint a Stock Option Committee (the "Committee") which shall consist of one or three Members of the Board. The Board may from time to time appoint members of the Committee in substitution for or in addition to the member or members previously appointed, and may fill vacancies, however caused, in the Committee. If the Committee has more than one member, it shall select one of its members as its chairman. The Committee shall hold its meetings at such times and places as it, or Chairman, as the case may be, shall deem advisable. If the Committee has more than one member, a majority of its members shall constitute a quorum, and all actions of the Committee shall be taken by a majority of its members. Any action of the Committee may be taken by a written instrument signed by the Committee, or if the Committee has more than one member, by all of its members, and any action so taken shall be as fully effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held.

     2.3 Powers of Committee. Subject to the provisions of this Plan and the approval of the Board, the Committee shall have the power to make recommendations to the Board as to whom Options should be granted, the number of shares to be covered by each Option, the time or times of grant of Option, and the terms and conditions of each Option. In addition, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, and to exercise the administrative and ministerial powers of the Board with regard to aspects of the Plan, other than the granting of Options. The interpretation and construction by the Committee of any provisions of the Plan or of any Option and the exercise of any power delegated to it hereunder shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith respect to the Plan or any Option.

SECTION 3.  STOCK

     3.1 Shares Subject to Plan. The stock subject to the Options shall be shares of the Company's authorized but unissued common stock, par value $.01 per share ("Common Stock"). The total number of shares that may be issued pursuant to Options shall not exceed an aggregate of 2,000,000 shares of Common Stock.

     3.2 Lapsed or Unexercised Options. Whenever any outstanding Option expires, is cancelled or is otherwise terminated (other than by exercise), the shares of Common Stock allocable to the unexercised portion of such Option shall be restored to the Plan and be available for the grant of other Options.

SECTION 4.  ELIGIBILITY.

     4.1 Eligible Optionees. Options may be granted under the Plan to employees of the Company or any of its Subsidiaries who are not also officers of the Company or members of the Board, and to certain other individuals providing services to the Company or its Subsidiaries. No person who is either an officer of the Company or a member of the Board is eligible to participate in the Plan.

SECTION 5.  TERMS OF THE OPTION GRANTS

     5.1 Mandatory Terms. Each grant of an Option under the Plan (an "Option Grant") shall contain such provisions as the Board or the Committee shall from time to time deem appropriate, and shall include provisions relating to the exercise, payment of exercise price, adjustments or changes in the Company's capitalization and the effect of a merger, consolidation, liquidation, sale or other disposition of or involving the Company. Option Grants need not be identical, but each Option Grant by appropriate language shall include the substance of all of the following provisions:

          5.1.1 Expiration. Notwithstanding any other provision of the Plan or of any Option Grant, each Option shall expire on the date specified in the Option Grant, which date shall not be later than the tenth anniversary of the date as of which the Option was granted.

          5.1.2 Exercise. Each Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the shares of Common Stock as to which the Option is exercised has been made, and
(iii) arrangements that are satisfactory to the Board or the Committee in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable tax withholding requirements. Unless further limited by the Board or the Committee in any Option Grant, the option price of any shares of Common Stock purchased shall be paid in cash, by certified or official bank check, by money order, with shares of Common Stock or by a combination of the above; provided further, however, that the Board or the Committee in its sole discretion may accept a personal check in full or partial payment of any shares of Common Stock. If the exercise price is paid in whole or in part with shares, the value of the shares surrendered shall be their fair market value on the date the Option is exercised as determined in accordance with Section 5.1.4 hereof. No Optionee shall be deemed to be a holder of any shares of Common Stock subject to an Option unless and until a stock certificate or certificates for such shares of Common Stock are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6 hereof.

          5.1.3 Events Causing Immediate Exercise. Unless otherwise provided in any Option Grant, each outstanding Option shall become immediately fully exercisable:

                   5.1.3.1 If there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51 percent of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                   5.1.3.2 If the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation, or dissolution is subsequently abandoned); or

                   5.1.3.3 If the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

     The Board or the Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any shares of Common Stock subject to any Option or previously acquired by the exercise of any Option.

         5.1.4 Purchase Price. The price at which shares may be purchased under any Option shall be specified by the Board at the time such Option is granted, and may be less than, equal to or greater than the fair market value of the shares of Common Stock on the date such Option is granted, but shall not be less than the par value of shares of Common Stock.

     For the purpose of the Plan, the "fair market value" per share of Common Stock on any date of reference shall be the Closing Price of the Common Stock of the Company which is referred to in clause (i), (ii) or (iii) below, on the business day immediately preceding such date, or if not referred to in clause
(i), (ii) or (iii) below, "fair market value" per share of Common Stock shall be such value as shall be determined by the Board or the Committee, unless the Board or the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the Closing Price of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions, are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (iii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of Common Stock on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days.

         5.1.5 Transferabililty of Options. Options shall be transferrable to the extent, and only to the extent, expressly provided in the Option Grant with respect thereto.

         5.1.6 Termination of Employment or Death of Optionee. Except as may be otherwise expressly provided in the Option Grant with respect thereto, Options shall terminate on the earlier to occur of

                  5.1.6.1 the date of expiration thereof stated in the Option Grant with respect thereto, or

                   5.1.6.2 other than in the case of death of the Optionee or disability of the Optionee within the meaning of Section 22(e)(3) of the United States Internal Revenue Code ("disability"), 90 days after termination of the employment or other relationship between the Company or any of the Subsidiaries and the Optionee, unless such termination provision is waived by resolution adopted by the Board within 30 days of the termination of such relationship.

     Except as may otherwise be expressly provided in the applicable Option Grant, in the event of the death of an Optionee while in an employment or other relationship with the Company and before the date of expiration of an Option, such Option shall terminate on the earlier of such date of expiration or 180 days following the date of such death. After the death of the Optionee, his executors, administrators or any person or persons to whom such Option may be transferred by will or by laws of decent and distribution, shall have the right, at any time prior to such time of termination, to exercise such Option to the extent the Optionee was entitled to exercise such Option immediately prior to the Optionee's death.

     Except as may otherwise be expressly provided in the applicable Option Grant, if an Optionee's employment or other relationship with the Company terminates because of a disability, such Optionee's Option shall terminate on the earlier of the date of expiration thereof or 180 days following the termination of such relationship; and unless by its terms it sooner terminates and expires during such 180 day period, the Optionee may exercise that portion of such Option which is exercisable at the time of termination of such relationship.

     An employment relationship between the Company and the Optionee shall be deemed to exist during any period during which the Optionee is employed by the Company or any Subsidiary. Whether authorized leave of absence or absence on military or government service shall constitute termination of the employment relationship between the Company and the Optionee shall be determined by the Board at the time thereof.

         5.1.7 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any shares of Common Stock subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered the shares of the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Common Stock.

     5.2 Certain Optional Terms. The Board may in its discretion provide, upon the grant of any Option hereunder, that the Company shall have an option to repurchase all or any number of shares purchased upon exercise of such Option. The repurchase price per share payable by the Company shall be such amount or be determined by such formula as is fixed by the Board at the time the Option for the shares subject to repurchase was granted. The Board may also provide that the Company shall have a right of first refusal with respect to the transfer or proposed transfer of any shares purchased upon exercise of an Option granted hereunder. In the event the Board shall grant Options subject to repurchase rights or rights of first refusal in favor of the Company as described in this
Section 5.2, (a) the Option Grant with respect to such Option shall set forth in its terms and provisions the terms of such repurchase rights or rights of first refusal (and if not set forth in such Option Grant, such rights shall not apply), and (b) the certificate or certificates representing the shares purchased pursuant to such Option shall carry a legend satisfactory to counsel for the Company referring to the Company's rights with respect thereto.

SECTION 6. ADJUSTMENT OF SHARES OF COMMON STOCK

     6.1 Increase or Decrease of Outstanding Shares. If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, then and in such event (i) appropriate adjustment shall be made in the maximum number of shares of Common Stock available for grant under the Plan, so that the same percentage of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so optioned, and (ii) appropriate adjustment shall be made in the number of shares and the exercise price per share of Common Stock thereof then subject to any outstanding Option, so that the percentage of the Company's issued and outstanding shares of Capital Stock shall remain subject to purchase at the same aggregate exercise price.

     6.2 Discretionary Adjustment. Subject to the specific terms of any Option Grant, the Board or the Committee may change the terms of Options outstanding under the Plan, with respect to the option price or the number of shares of Common Stock subject to the Options, or both, when, in the sole discretion of the Board or the Committee, such adjustments become appropriate by reason of a corporate transaction described in Section 5.1.3 hereof.

     6.3 Conversion of Shares. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, either in connection with direct sale or upon the exercise rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise of shares of Common Stock then subject to outstanding Options granted under the Plan.

     6.4 General. Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company or debt securities, or preferred or preference stock that would rank above the shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

SECTION 7.  AMENDMENT OF THE PLAN

     The Board may amend the Plan at any time and from time to time. Rights and obligations under any Option granted before any amendment of the Plan shall not be altered or impaired by such amendment, except with the consent of the Optionee.

SECTION 8.  NON-EXCLUSIVITY OF THE PLAN

     The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitations, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

SECTION 9.  GOVERNMENT AND OTHER REGULATIONS; GOVERNING LAW

     The obligation of the Company to sell and deliver shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable securities laws, and the obtaining of all such approvals by government agencies as may be deemed necessary or appropriate by the Board or the Committee. All shares sold under the Plan shall bear appropriate legends. The Plan shall be governed by and construed in accordance with the laws of the State of Oklahoma.

SECTION 10. EFFECTIVE DATE OF THE PLAN

     The effective date of the Plan is September 8, 1997, the date of which it was approved by the Board. No option may be granted under the Plan after the tenth anniversary of such effective date.